UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Prospect Energy Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

PROSPECT ENERGY CORPORATION
10 East 40th Street, Suite 4400
New York, New York 10016

October 16, 2006

Dear Stockholder:

     You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Prospect Energy Corporation (the “Company”) to be held on Wednesday, November 29, 2006 at 10:30 a.m., Eastern Standard Time, at the offices of the Company, 10 East 40th Street, Suite 4400, New York, New York 10016.

     The notice of Annual Meeting and proxy statement accompanying this letter provides an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect three directors of the Company, to ratify the selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007 and to authorize flexibility for the Company, pursuant to approval of its Board of Directors, to sell its common shares during the next year at a price below the Company’s then current net asset value per share. I will also report on the progress of the Company during the past year and answer stockholders’ questions.

     It is important that your shares be represented at the Annual Meeting. Please complete the enclosed form of proxy so that your shares can be voted if you do not attend the meeting. If you are present at the meeting and want to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. Please return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the meeting. If you prefer, you can save time by voting through the Internet or by telephone as described in the Proxy Statement and on the enclosed proxy card. Your vote is very important to us. I urge you to vote your proxy as soon as possible.

Sincerely yours,

John F. Barry
Chief Executive Officer

PROSPECT ENERGY CORPORATION
10 East 40th Street, Suite 4400
New York, New York 10016
(212) 448-0702

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 29, 2006

To the Stockholders of Prospect Energy Corporation:

     The 2006 Annual Meeting of Stockholders of Prospect Energy Corporation (the “Company”) will be held at the offices of the Company, 10 East 40th Street, Suite 4400, New York, New York 10016 on Wednesday, November 29, 2006, at 10:30 a.m. Eastern Standard Time for the following purposes:

1.

To elect one Class I director of the Company, to serve for a term of two years, and two Class II directors of the Company, to serve for a term of three years, or until their successors are duly elected and qualified; and

2.	To ratify the selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007; and

3.

To approve a proposal to authorize flexibility for the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock during the next year at a price below the Company’s then current net asset value per share; and

4.	To transact such other business as may properly come before the Annual Meeting.

     You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on September 21, 2006. Please complete the enclosed form of proxy so that your shares can be voted if you do not attend the meeting. If you are present at the meeting and want to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. Please return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the meeting. Instructions are shown on the proxy card. You may also vote by telephone or through the Internet. In the event there are not sufficient votes for a quorum or to approve a proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

William E. Vastardis
Secretary

New York, New York
October 16, 2006

     This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote by telephone or through the Internet. Even if you vote your shares prior to the meeting, you may still attend the meeting and vote your shares in person.

PROSPECT ENERGY CORPORATION
10 East 40th Street, Suite 4400
New York, New York 10016
(212) 448-0702

PROXY STATEMENT

2006 Annual Meeting of Stockholders

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Prospect Energy Corporation (the “Company,” “we,” “us” or “our”) for use at the Company’s 2006 Annual Meeting of Stockholders to be held on Wednesday, November 29, 2006, at 10:30 a.m. Eastern Standard Time at the offices of the Company, 10 East 40th Street, Suite 4400, New York, New York 10010 and at any postponements or adjournments thereof (the “Meeting”). This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about October 16, 2006.

     We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote by telephone or through the Internet, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees as directors, FOR the ratification of the Company’s independent registered public accounting firm, FOR the proposal to authorize the Company to sell shares of its common stock during the next year at a price below the Company’s then current net asset value per share, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting.

     If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares.

     If your shares are held for your account by a broker, trustee, bank or other institution or nominee, you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting. Please bring with you a legal proxy or letter from the broker, trustee, bank or other institution or nominee confirming your beneficial ownership of the shares as of the record date, September 21, 2006.

     If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

Purpose of Meeting

     At the Meeting, you will be asked to vote on the following proposals:

1.

To elect one Class I director of the Company, to serve for a term of two years, and two Class II directors of the Company, to serve for a term of three years, or until their successors are duly elected and qualified; and

2.	To ratify the selection of BDO Seidman, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007; and

3.

To approve a proposal to authorize the flexibility for Company, pursuant to approval of its Board of Directors, to sell shares of its common stock during the next year at a price below the company’s then current net asset value per share; and

4.	To transact such other business as may properly come before the Meeting.

Voting Securities

     You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on September 21, 2006 (the “Record Date”). There were 12,786,523 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

     A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of shares of stock of the Company representing a majority of the shares outstanding on the Record Date will constitute a quorum. Shares that are represented at the Meeting but are held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals), if any, will be treated as shares present for quorum purposes.

     If a quorum is not present at the Meeting or if there are not sufficient votes to approve a proposal, the stockholders who are represented may adjourn the Meeting. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

     Election of Directors. The election of a director requires the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a majority of the votes, abstentions and broker non-votes will have the effect of a vote against a nominee.

     Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of BDO to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

     Authorization of the Company to sell shares of its common stock for less than net asset value per share. Section 63(2)(A) of the Investment Company Act of 1940 (the “1940 Act”) requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the meeting which are not held by affiliated persons of the Corporation. With respect to this proposal, Section 2(a)(42) of the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

     Additional Solicitation. If there are not enough votes to approve a proposal at the Meeting, the stockholders who are represented may adjourn the Meeting to permit the further solicitation of proxies with respect to that proposal. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Information Regarding This Solicitation

     The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

     In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company and/or Prospect Capital Management, LLC (“PCM”), the Company’s investment adviser. PCM is located at 10 East 40th Street, Suite 4400, New York, New York 10016. Certain other members of the affiliated present and predecessor companies of PCM are referred to as “Prospect.” No additional compensation will be paid to directors, officers or regular employees for such services.

     Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

     If a stockholder wishes to participate in the Meeting, but does not wish to provide voting instructions by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend in person. Merely attending the Meeting without voting at the Meeting, however, will not revoke any previously given proxy. Should stockholders require additional information regarding the Proxy Statement or require a replacement proxy card, they may contact the Company at 1-212-448-0702 or MIS Corporation, a subsidiary of Automatic Data Processing, Inc., a proxy solicitor on behalf of the Company.

     Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

     As of the Record Date, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

     Our directors are divided into two groups – interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.

     The following table sets forth, as of September 21, 2006, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, and the executive officers and directors as a group. As of September 21, 2006, there were no persons known to us who beneficially own 5% or more of the outstanding shares of our common stock.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the securities. Ownership information for those persons, if any, who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Commission and other information obtained from such persons, if available.

     Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 10 East 40th Street, Suite 4400, New York, New York 10016.

	Amount and Nature
	of Beneficial
Name and Address of Beneficial Owner	Ownership		Percentage of Class(1)
Interested Directors
John F. Barry	145,886	.87(2)	1.1%
M. Grier Eliasek	1,087.65		*
Independent Directors
William J. Gremp	1,200		*
F. Lee Liebolt, Jr.	none		N/A
Walter V.E. Parker	none		N/A
Executive Officers
William E. Vastardis	10,392.44		*
Executive officers and directors as a group	158,566.96		1.2%
____________________

*	Represents less than one percent.

(1)	Based on a total of 12,786,523 shares of the Company’s common stock issued and outstanding as of September 29, 2006.

(2)	Includes indirect beneficial ownership of 19,931.57 shares of the Company’s common stock through PCM.

     The following table sets forth the dollar range of equity securities beneficially owned by each director and each nominee for election as a director of the Company as of September 30, 2006. Information as to beneficial ownership is based on information furnished to the Company by the directors. (We are not part of a “family of investment companies” as that term is defined in the 1940 Act.)

Paragraph Range of
Equity Securities
Name of Director	Beneficially Owned(1)(2)(3)
Interested Directors
John F. Barry	Over $100,000(4)
M. Grier Eliasek	$10,001-$50,000
Independent Directors
William J. Gremp	$10,001-$50,000
F. Lee Liebolt, Jr.	N/A
Walter V.E. Parker	N/A
____________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

(3)	The dollar range of equity securities beneficially owned in the Company is based on the closing price of $15.54 on September 29, 2006 on the Nasdaq Stock Market.

(4)	Includes indirect beneficial ownership of 19,931.57 shares of the Company’s common stock through PCM.

PROPOSAL I: ELECTION OF DIRECTORS

     Pursuant to the Company’s bylaws, the Board of Directors may modify the number of members of the Board provided that the number thereof shall never be less than three nor more than eight. In accordance with the bylaws, the Company currently has five members of the Board of Directors. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualifies.

     A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve.

     The Board Of Directors Recommends That You Vote FOR The Election Of The Nominees Named In This Proxy Statement.

Information about the Nominees and Directors

     Certain information with respect to the Class I and II nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

     F. Lee Liebolt, Jr. has been nominated for election as a Class I director for a two year term expiring in 2008. Mr. Liebolt is not being proposed for election pursuant to any agreement or understanding with any other Director or the Company.

     M. Grier Eliasek and William J. Gremp have been nominated for election as Class II directors for a three year term expiring in 2009. Neither Mr. Eliasek nor Mr. Gremp is being proposed for election pursuant to any agreement or understanding with any other Director or the Company.

Nominee for Class I Directors – Term Expiring in 2008

Independent Director

     The following director is not an “interested person” as defined in the Investment Company Act of 1940.

Other
Directorships
		Term of Office		Held by Director
	Position(s) Held	and Length of	Principal Occupation(s) During	or Nominee for
Name, Address and Year of Birth(1)	with Company	Time Served	Past 5 Years	Director(2)
F. Lee Liebolt, Jr., 1941	Director	Class I Director since September 2006; term expires 2008	Mr. Liebolt is a lawyer in private practice. From September 2005 to August 2006, he was senior counsel at Harkins Cunningham LLP. Prior thereto, Mr. Liebolt practiced at Sidley Austin Brown & Wood LLP and certain predecessor firms, as a partner (1976 to 2002) and as senior counsel (January 2003 to August 2005).	None

Nominees for Class II Directors – Term Expiring in 2009

Independent Director

     The following director is not an “interested person” as defined in the Investment Company Act of 1940.

Other
Directorships
		Term of Office		Held by Director
Name, Address	Position(s) Held	and Length of	Principal Occupation(s) During	or Nominee for
and Year of Birth(1)	with Company	Time Served	Past 5 Years	Director (2)
William J. Gremp, 1942	Director	Class II Director since June 2006; term expires 2009	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. since 1999.	None

Interested Director

     The following director is an “interested person” as defined by the Investment Company Act of 1940.

Other
Directorships
		Term of Office		Held by Director
Name, Address	Position(s) Held	and Length of	Principal Occupation(s) During	or Nominee for
and Year of Birth(1)	with Company	Time Served	Past 5 Years	Director (2)
M. Grier Eliasek, 1973 (3)	Director	Class II Director since June 2004; term expires 2009	President and Chief Operating Officer of the Company, Managing Director of PCM and Prospect Administration, LLC.	None

Continuing Directors (not up for election at the Meeting)

Class I Director – Term Expiring in 2008

Independent Director

     The following director is not an “interested person” as defined in the Investment Company Act of 1940.

Other
Directorships
		Term of Office		Held by Director
	Position(s) Held	and Length of	Principal Occupation(s) During	or Nominee for
Name, Address and Year of Birth(1)	with Company	Time Served	Past 5 Years	Director(2)
Walter V.E. Parker, 1947	Director	Class I Director since June 2004; term expires 2008	Executive Director of the Greenwich Land Trust, Inc., a not for profit organization focused on the preservation of open space since, January 2005. From 1999 to 2004, Mr. Parker served as a founding principal in the Sippican Group, LLC, a management consulting firm.	None

Class III Director – Term Expiring 2007

Interested Director

     The following director is an “interested person” as defined by the Investment Company Act of 1940.

Other
Directorships
		Term of Office		Held by Director
	Position(s) Held	and Length of	Principal Occupation(s) During	or Nominee for
Name, Address and Year of Birth(1)	with Company	Time Served	Past 5 Years	Director(2)
John F. Barry, 1952(4)	Director, Chairman of the Board and Chief Executive Officer	Class III Director since June 2004; term expires 2007	Chairman and Chief Executive Officer of the Company, Managing Director and Chairman of the Investment Committee of PCM and Prospect Administration, LLC since June 2004, Managing Director of Prospect.	None

____________________

(1)	The business address of the director nominees and other directors and executive officers is c/o Prospect Energy Corporation, 10 East 40th Street, Suite 4400, New York, New York 10016.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)	Mr. Eliasek is an interested director due to his position as an officer of PCM.

(4)	Mr. Barry is an interested director due to his position as an officer of PCM.

Committees of the Board of Directors

     Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended June 30, 2006, the Board of Directors of the Company held eleven Board meetings, ten Audit Committee meetings, and three Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

     The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “independent accountants”) to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Gremp, Liebolt and Parker, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under the National Association of Securities Dealers’ Marketplace Rules (the “NASD Marketplace Rules”). The Company’s Board of Directors has determined that Messrs. Parker and Gremp are each an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     The function of the Audit Committee is oversight. Management of the Company is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company’s shareholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to shareholder ratification).

     In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Company and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company.

     The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating and Governance Committee”) is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee is presently composed of three persons: Messrs. Gremp, Liebolt and Parker, each of whom is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

     The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to William E. Vastardis, Secretary, Prospect Energy Corporation, 10 East 40th Street, Suite 4400, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASD Marketplace Rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Board of Directors also believes it is appropriate for certain key members of the Company’s management to participate as members of the Board of Directors.

Corporate Governance

     Corporate Governance Guidelines

     Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

     Code of Conduct

     The Company has adopted a code of conduct which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every employee of the Company. The Company’s code of conduct is attached as an exhibit to the Company’s Annual Report on Form 10-K filed with the Commission, and can be accessed via the Internet site of the Commission at http://www.sec.gov. The Company intends to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

     Code of Ethics

     The Company and PCM have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

     Internal Reporting and Whistle Blower Protection Policy

     The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chairman (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

     The CCO may be contacted at:

William E. Vastardis
Chief Compliance Officer
Prospect Energy Corporation
10 East 40th Street, Suite 4400
New York, New York 10016

     The Audit Committee Chairman may be contacted at:

Walter V.E. Parker
Audit Committee Chairman
Prospect Energy Corporation
10 East 40th Street, Suite 4400
New York, New York 10016

     Independent Directors

     The Board of Directors, in connection with the 1940 Act and NASD Marketplace Rules 4200(a)(15) and 4350(c), has considered the independence of members of the Board who are not employed by PCM and has concluded that Messrs. William J. Gremp, F. Lee Liebolt, Jr. and Walter V.E. Parker are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the NASD Marketplace Rules. In reaching this conclusion, the Board of Directors concluded that Messrs. Gremp, Liebolt and Parker had no relationships with PCM or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in the Company that are on the same terms as those of other shareholders.

Communication with the Board of Directors

     Stockholders with questions about the Company are encouraged to contact the Company. Stockholders may communicate with the Company or its Board of Directors by sending their communications to William E. Vastardis, Secretary, Prospect Energy Corporation, 10 East 40th Street, Suite 4400, New York, New York 10016. All stockholder communications received in this manner will be delivered as appropriate to the Board of Directors.

Information about Executive Officers Who Are Not Directors

Position(s) Held with
Name, Address and Year of Birth(1)	Company	Principal Occupation(s) During Past 5 Years
William E. Vastardis, 1955	Chief Compliance Officer, Chief Financial Officer, Treasurer and Secretary	Mr. Vastardis is a founder and President of Vastardis Fund Services LLC (formerly EOS Fund Services LLC) and Chief Executive Officer of Vastardis Compliance Services LLC (formerly EOS Compliance Services LLC). Mr. Vastardis founded Vastardis Fund Services LLC in 2003 and Vastardis Compliance Services LLC in June 2004. Vastardis Compliance Services LLC performs chief compliance officer services for various registered investment companies and registered investment advisers. Prior to founding Vastardis Fund Services LLC, he managed a third-party fund administration firm, AMT Capital Services Inc., which was acquired by Investors Bank & Trust Company in 1998. Mr. Vastardis continued in the role of Managing Director at the renamed Investors Capital Services until he departed in 2003 to found Vastardis Fund Services LLC.
____________________

(1)	The business address of Mr. Vastardis is c/o Prospect Energy Corporation, 10 East 40th Street, Suite 4400, New York, New York 10016.

Compensation of Executive Officers and Directors

     The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2006. No compensation is paid to the interested directors by the Company.

COMPENSATION TABLE

		Pension or
		Retirement
	Aggregate	Benefits Accrued	Total
	Compensation	as Part of the	Compensation
	from the	Company’s	Paid to
Name and Position	Company	Expenses(1)	Director/Officer
Interested Directors
John F. Barry	None	None	None
M. Grier Eliasek	None	None	None
Independent Directors
Michael E. Basham(4)	$70,000	None	$70,000
Robert A. Davidson(4)	75,000	None	75,000
William J. Gremp(5)	None	None	None
F. Lee Liebolt, Jr.(6)	None	None	None
Walter V.E. Parker	75,000	None	75,000
Executive Officers
William E. Vastardis(2)	—(3)	None	—(3)
____________________

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	Mr. Vastardis has served as Chief Compliance Officer as of January 4, 2005, and as Chief Financial Officer, Treasurer and Secretary as of April 30, 2005. Mr. Vastardis resigned as Secretary as of June 30, 2006 but was re-nominated and accepted appointment by the Board to serve as Secretary on October 4, 2006.

(3)	The compensation of William E. Vastardis for his service as Chief Financial Officer and Treasurer of the Company is paid by Vastardis Fund Services LLC. Vastardis Fund Services was in turn paid by the Company at a monthly rate of $18,750. Starting in July 2006, Vastardis Fund Services LLC is in turn paid by the Company at a monthly rate of $33,333.33. The compensation of William E. Vastardis for his service as Chief Compliance Officer of the Company is paid by Vastardis Compliance Services LLC. Vastardis Compliance Services LLC is in turn paid by the Company at a monthly rate of $6,250. In addition, the Company pays Vastardis Compliance Services LLC for certain other services at the rate of $270 per hour. Both Vastardis Fund Services LLC and Vastardis Compliance Services LLC determines the compensation to be paid to Mr. Vastardis with respect to the Company based on a case-by-case evaluation of the time and resources that is required to fulfill his duties to the Company. For the fiscal year ending June 30, 2006, the Company paid Vastardis Compliance Services LLC approximately $75,000 for services rendered by Mr. Vastardis as Chief Compliance Officer from July 1, 2005 through June 30, 2006. For the fiscal year ending June 30, 2006, the Company paid Vastardis Fund Services LLC approximately $225,000 for services rendered by Mr. Vastardis as Chief Financial Officer, Treasurer and Secretary from July 1, 2005 through June 30, 2006.

(4)	On September 15, 2006, Messrs. Basham and Davidson resigned from Prospect’s board of directors.

(5)	On July 20, 2006, Mr. Gremp joined Prospect’s board of directors.

(6)	On September 21, 2006, Mr. Liebolt joined Prospect’s board of directors.

Compensation of Directors

     The independent directors receive an annual fee of $70,000 plus reimbursement of any reasonable out-of-pocket expenses incurred. The chairman of each committee also receives an additional annual fee of $5,000. No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of the directors and officers.

Certain Relationships and Transactions

Transactions with Affiliated Persons

     We have entered into an investment advisory agreement with PCM. Our chairman of the Board is the sole member of and controls PCM. Our senior management may in the future also serve as principals of other investment managers affiliated with PCM that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of PCM may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with PCM. However, our investment adviser and other members of the affiliated present and predecessor companies of PCM (previously defined as “Prospect”) intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client.

     In addition, pursuant to the terms of an administration agreement, Prospect Administration LLC provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. PCM is the sole member of and controls Prospect Administration. Prospect Administration LLC, pursuant to the approval of our Board of Directors, has engaged Vastardis Fund Services LLC to serve as the sub-administrator of the Company.

     We have no intention of investing in any portfolio company in which Prospect or any affiliate currently has an investment.

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons, the following table represents information with respect to late filings of such forms.

Number of
		Transactions that	Known Failure to
	Number of Late	Were Not Reported	File a Required
Name	Reports	on a Timely Basis	Form
Eric Klaussmann	One late Form 4	Eleven	None

PROPOSAL II: RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

     The 1940 Act requires that the Company’s independent registered public accounting firm be selected by a majority of the independent directors of the Company. One of the purposes of the Audit Committee is to recommend to the Company’s Board of Directors the selection, retention or termination of the independent registered public accounting firm for the Company. At a meeting held on October 4, 2006, the Company’s Audit Committee recommended and the Company’s Board, including a majority of the independent directors, approved the selection of BDO as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007. Although not required by the 1940 Act or the NASD Marketplace Rules, the Company is subjecting the Board’s selection of BDO to the ratification or rejection of shareholders. A representative of BDO will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ending June 30, 2006, the Company’s Audit Committee recommended to the Company’s Board that such statements be included in the Company’s Annual Report to shareholders. A copy of the Audit Committee report appears on page 14.

     The Audit Committee and the Board of Directors have considered the independence of BDO and have concluded that BDO is independent as required by Independence Standards Board Standard No. 1. In connection with their determination, BDO has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.

      Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements included in the Company’s Annual Report on Form 10-K and a review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, or services that are normally provided by BDO in connection with statutory and regulatory filings for the past two fiscal years. Audit Fees incurred by the Company for its fiscal quarter ended March 31, 2005 were $20,815. Audit Fees incurred by the Company for its fiscal year ended June 30, 2005 were $229,947.  Audit Fees incurred by the Company for its 2006 fiscal year quarters ended September 30, 2005, December 31, 2005 and March 31, 2006 were $33,818, $36,612 and $40,000, respectively.  Audit Fees incurred by the Company for its fiscal year ended June 30, 2006 were $175,000.  Audit Fees incurred by Company for the audit of its internal controls under Sarbanes-Oxley Section 404 in conjunction with its fiscal year ended June 30, 2006 were $110,000.  Audit Fees incurred by the Company subsequent to its fiscal year ended June 30, 2006 in conjunction with its secondary offering were $75,000.

     Audit Related Fees.  Audit related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.  The Company incurred audit-related fees with Citrin Cooperman & Co., LLP in the amount of $140,663 for the implementation of its internal controls program under Sarbanes-Oxley Section 404.  The Company estimates an additional $20,000 will be incurred for work in progress on its internal controls program.

     Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.  The Company has a tax year end of August 31.  Tax fees incurred by the Company were $20,875 for its tax year ended August 31, 2004, and include services for BDO’s provision of tax preparation services and the execution and filing of the Company’s tax returns.  Tax fees incurred by the Company were $16,000 for its tax year ended August 31, 2005.

     All Other Fees. All other fees would include fees for products and services other than the services reported above. The Company incurred no such fees for the past two fiscal years.

Audit Committee Report(1)

     The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2006.

     The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and BDO, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of BDO’s examinations, the Company’s disclosure controls and procedures, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and disclosure controls designed to ensure full, fair and adequate financial reporting and disclosures, including
____________________

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s disclosure controls and procedures are adequate and that the Company employs appropriate accounting and auditing procedures.

     The Audit Committee also has discussed with BDO matters relating to BDO’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has discussed with BDO their independence from management and the Company, as well as the matters in the written disclosures received from BDO and required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee received oral communications from BDO confirming their independence and discussed the matter with BDO. The Audit Committee discussed and reviewed with BDO the Company’s critical accounting policies and practices, disclosure controls, other material written communications to management, and the scope of BDO’s audits and all fees paid to BDO during the fiscal year. Pursuant to the Audit Committee charter, the Audit Committee may review and pre-approve audit and permissible non-audit services performed by BDO for the Company. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has reviewed and considered the compatibility of BDO’s performance of non-audit services with the maintenance of BDO’s independence as the Company’s independent registered public accounting firm.

     Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended June 30, 2006 be included in the Company’s Annual Report on Form 10-K for the same fiscal year for filing with the Commission. In addition, the Audit Committee has engaged BDO to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007 (subject to ratification by the Company’s stockholders).

Respectfully submitted,

Audit Committee

Walter V.E. Parker, Chairman
F. Lee Liebolt, Jr.
William J. Gremp

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company.

     The Board Of Directors Recommends That You Vote FOR Ratifying the Selection of BDO Seidman, LLP as the Independent Registered Public Accounting Firm of the Company.

PROPOSAL III: APPROVAL TO SELL SHARES OF
COMMON STOCK BELOW NET ASSET VALUE

     The 1940 Act prohibits the Company from selling shares of its common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception would permit the Company to sell shares of its common stock during the next year at a price below the Company’s then current net asset value per share if its stockholders approve such a sale and the Company’s directors make certain determinations. Pursuant to this provision, the Company is seeking the approval of its common stockholders so that it may, in one or more public or private offerings of its common stock, sell shares of its common stock at a price below its then current net asset value per share, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the earlier of the anniversary of the date of this Meeting and the date of the Company’s 2007 Annual Meeting of Stockholders, which is expected to be held in November 2007.

     Generally, equity securities sold in public securities offerings are priced based on market prices, rather than net asset value per share. The Company is seeking the approval of a majority of its common stockholders of record to offer and sell shares of its common stock at prices that, net of underwriting discount or commissions, may be less than net asset value so as to permit the flexibility in pricing that market conditions generally require.

     The Company’s common stock has a limited trading history and has traded both at a premium and at a discount in relation to its net asset value. Although the Company’s common stock recently has been trading at a premium above net asset value, there can be no assurance that this will continue or that its common stock will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount from net asset value. Without the approval of a majority of its common stockholders to sell stock at prices below its current net asset value per share, the Company would be precluded from selling shares of its common stock to raise capital during periods where the market price for its common stock is below its current net asset value and may be precluded from selling shares when the market price for its common stock is not sufficiently above its current net asset value so that the price at which shares would be sold, net of underwriting discount or commissions, would not be less than its current net asset value.

     The Company believes that having the flexibility to issue its common stock below net asset value in certain instances will benefit all of its stockholders. The Company expects that it will be periodically presented with attractive opportunities that require the Company to make an investment commitment quickly. Because the Company generally attempts to remain fully invested and it does not intend to maintain cash for the purpose of making these investments, the Company may be unable to capitalize on investment opportunities presented to it unless it is able to quickly raises capital. The market value of the Company’s common stock may periodically fall to a small premium or below its net asset value, which is not uncommon for closed-end investment companies like the Company. Or, the Company’s net asset value could increase without a commensurate increase in the Company’s stock price. If either of these events were to occur, absent the approval of this proposal by stockholders, the Company would not be able effectively to access capital markets to enable it to take advantage of attractive investment opportunities.

     If this proposal is approved, the Company does not anticipate selling its common stock below its net asset value unless it has identified attractive near term investment opportunities that the Company reasonably believes will lead to a long-term increase in net asset value. In determining whether or not to sell additional shares of the Company’s common stock at a price below the net asset value per share, the Board of Directors will have duties to act in the best interests of the Company and its stockholders. Further, to the extent the Company issues shares of its common stock below net asset value in a publicly registered transaction, the Company’s market capitalization and the amount of its publicly tradable common stock will increase, thus affording all common stockholders greater liquidity.

     If this proposal is approved, the Company will only sell shares of its common stock at a price below net asset value per share if the following conditions are met:

  a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company have determined that any such sale would be in the best interests of the Company and its stockholders; and

  a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

     Before voting on this proposal or giving proxies with regard to this matter, common stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at less than net asset value per share on the net asset value per outstanding share of common stock. Any sale of common stock at a price below net asset value would result in an immediate dilution to existing common stockholders and could potentially cause the further erosion of the net asset value per share. The 1940 Act establishes a connection between common share sale price and net asset value because, when stock is sold at a sale price below net asset value per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Common stockholders should also consider that holders of the Company’s common stock have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding.

     The issuance of the additional shares of common stock will also have an effect on the gross amount of management fees paid by the Company to PCM. The Company’s investment advisory agreement with PCM provides for a management fee payable to PCM as compensation for managing the investment portfolios of the Company, which consists of an asset-based management fee and an incentive fee. The increase in the Company’s asset base that would result from any issuance of shares of common stock proposed to be authorized by common stockholders in this proposal would increase assets of the Company under management, and would cause a corresponding increase in the gross amount of management fees paid to PCM, but would not increase or decrease the management fee as a percentage of assets under management. However, by increasing the size of the Company’s asset base and number of shares outstanding, the Company may be able to reduce its fixed expenses both as a percentage of total assets and on a per share basis.

Required Vote

     Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the meeting which are not held by affiliated persons of the Company.

     For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

     The Board Of Directors Recommends That You Vote FOR the proposal to authorize the Company to sell shares of its common stock during the next year at a price below the Company’s then current net asset value per share.

OTHER BUSINESS

     The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.

ADDITIONAL PROXY SOLICITATION INFORMATION

     In addition to solicitation by mail, certain officers, employees and representatives of the Company or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     MIS Corporation, a subsidiary of Automatic Data Processing, Inc., (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $12,000. As the date of the Meeting approaches, certain of the Company’s stockholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from stockholders of the Company. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each stockholder’s full name and address and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Solicitor representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person.

SUBMISSION OF STOCKHOLDER PROPOSALS

     The submission of a proposal does not guarantee its inclusion in the Company’s Proxy Statement or presentation at the Meeting unless certain securities law requirements are met. The Company expects that the 2007 Annual Meeting of Stockholders will be held in October or November, 2007, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than June 19, 2007, in order for the proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the November 2007 meeting.

     For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on June 19, 2007 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on June 19, 2007.

     Notices of intention to present proposals at the 2007 Annual Meeting should be addressed to: Secretary, Prospect Energy Corporation, 10 East 40th Street, Suite 4400, New York, New York 10016 and should be received by the Company in the time period described above. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

     You are cordially invited to attend the Annual Meeting of Stockholders in person. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or vote by telephone or through the Internet.

By Order of the Board of Directors

/s/ William E. Vastardis

Secretary

New York, New York
October 16, 2006

FOR FASTER, MORE CONVENIENT VOTING
BY TELEPHONE OR INTERNET

(See below for instructions)
VOTE BY PHONE: Call toll-free 1-888-221-0697
INTERNET VOTING: www.proxyweb.com

999 999 999 999 99

PROSPECT ENERGY CORPORATION (the “Company”)
PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

By my signature below, I appoint John F. Barry and M. Grier Eliasek as my attorneys to vote all Company shares that I am entitled to vote at the Annual Meeting of Stockholders be held at the offices of the Company 10 East 40th Street, Suite 4400, New York, New York 10016 on Wednesday, November 29, 2006, at 10:30 a.m. Eastern Standard Time and at any adjournments of the meeting. Any one of John F. Barry or M. Grier Eliasek may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct John F. Barry and M. Grier Eliasek to vote this proxy as specified on the reverse side, and I authorize them to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. I revoke any previous proxies that I have executed. I acknowledge receipt of the Company’s Notice of Annual Meeting of Stockholders and proxy statement.

PLEASE SIGN, DATE AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE IF
YOU ARE NOT VOTING BY PHONE OR
INTERNET.

Date

Signature(s) (Title(s), if applicable) (Sign in the Box) NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Please fill in box as shown using black or blue ink or number 2 pencil.   ☒PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS REVOCABLE AND WILL BE VOTED IN FAVOR OF (FOR) PROPOSALS 1, 2 AND 3 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

1. To elect the following nominees to serve as Class I and II directors of the Company.	FOR ALL	WITHHOLD	FOR ALL
	NOMINEES	FROM ALL	EXCEPT*
NOMINEES
(1) F. Lee Liebolt, Jr. – Class I
(2) M. Grier Eliasek – Class II
(3) William J. Gremp – Class II	☐	☐	☐
*(To withhold authority to vote for any nominee, mark “For All Except” and write that nominee’s number on the line above.)

2. The ratification of the selection of BDO Seidman, LLP as the independent registered public accounting firm for Prospect Energy Corporation for the fiscal year ending June 30, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To approve a proposal to authorize flexibility for the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock during the next year at a price below the Company’s then current net asset value per share.	☐	☐	☐

PLEASE BE SURE TO DATE AND SIGN THE PROXY CARD IN THE SPACES PROVIDED ON THE REVERSE SIDE.